Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BGC Partners, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), each of Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of the Company, and Anthony Graham Sadler, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/S/ HOWARD W. LUTNICK		/S/ ANTHONY GRAHAM SADLER
Name:	Howard W. Lutnick	Name:	Anthony Graham Sadler
Title:	Chairman of the Board and	Title:	Chief Financial Officer
Chief Executive Officer

Date: August 5, 2011